SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. ___)

Filed by the registrant	☒
Filed by a party other than the registrant	☐

Check the appropriate box:

☐	Preliminary proxy statement.
☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement.
☒	Definitive Additional Materials.
☐	Soliciting Material Pursuant to §240.14a-12

M Fund, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

M Fund, Inc.
Supplement dated as of September 10, 2009 to the
Notice and Proxy Statement each dated September 2, 2009

All references to July 31, 2009 (the “Record Date”) for the purposes of the Special Meeting to be held on October 12, 2009 are hereby deleted in their entirety and replaced with July 20, 2009.

In addition, Appendix C is hereby deleted in its entirety and replaced with the following:
Appendix C

Shares Outstanding
(as of July 20, 2009)

Fund	Number of Shares Outstanding
Brandes International Equity Fund	27,509,181.287
Turner Core Growth Fund	8,195,596.206
Frontier Capital Appreciation Fund	7,333,474.822
Business Opportunity Value Fund	9,581,598.116

Control Persons and Principal Shareholders

Shares of the Funds will be owned by qualified pension plans, retirement plans, and insurance companies as depositors of separate accounts, which are used primarily to fund variable annuity contracts and variable life insurance contracts.  John Hancock Variable Life Insurance Co. and Pacific Life Insurance Co. may each be deemed a control person of certain Funds in which their separate accounts hold more than 25% of the shares of such Funds.  As of July 20, 2009, the ownership of each Fund was as follows:

	Brandes International Equity Fund	Turner Core Growth Fund	Frontier Capital Appreciation Fund	Business Opportunity Value Fund
M Financial Holdings Inc.	0.00%	4.16%	0.00%	3.49%
M Life Insurance Co.	1.72%	3.83%	2.72%	3.67%
John Hancock Variable Life Insurance Co.	41.86%	44.14%	43.40%	36.65%
Pacific Life Insurance Co.	36.00%	38.30%	44.55%	44.49%
Pruco Life Insurance Company of Arizona	13.14%	2.93%	1.55%	3.39%
ING – Security Life of Denver	5.07%	2.79%	5.13%	4.34%
Lincoln National Life Insurance Co.	1.64%	3.05%	1.86%	2.84%
New York Life Insurance Co.	0.06%	0.04%	0.03%	0.06%
Nationwide Financial Services, Inc.	0.02%	0.06%	0.22%	0.09%
SunLife Insurance Co.	0.49%	0.71%	0.53%	0.97%

The addresses of each owner of the Funds’ shares are as follows:

M Financial Holdings Incorporated, and M Life Insurance Co., M Financial Plaza, 1125 NW Couch Street, Suite 900, Portland, OR 97209

John Hancock Variable Life Insurance Company, 529 Main Street, Charlestown, MA 02129

Pacific Life Insurance Co., 700 Newport Center Drive, Newport Beach, CA 92660

Pruco Life Insurance Company of Arizona, 213 Washington Street, Newark, NJ 07102

ING – Security Life of Denver, 1290 Broadway, Denver, CO 80203

Lincoln National Life Insurance Company, 1300 South Clinton Street, Fort Wayne, IN 46802

New York Life Insurance Company, 169 Lackawanna Avenue, Parsippany, NJ  07054

Nationwide Financial Services, Inc., One Nationwide Plaza 1-09-V3, Columbus, Ohio 43215

SunLife Insurance Co., One Sun Life Executive Park, SC1335, Wellesley Hills, MA 02481-5699

As of July 20, 2009, the officers and the members of the Board of the Company, as a group, owned less than 1% of the Funds’ total shares outstanding.